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                                                                    EXHIBIT 23.1


                        ELLIOTT, DAVIS & COMPANY, L.L.P.


                          CERTIFIED PUBLIC ACCOUNTANTS





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




         We hereby consent to the use of the incorporation by reference our report dated July 8, 1999, relating to the financial statements of Greenville First Bancshares, Inc., in the Registration Statement of Form SB-2 and Prospectus, and to the reference to our firm under the caption "Experts".




                             /s/ Elliott, David & Company, L.L.P.
                             ------------------------------------
                             ELLIOTT, DAVIS & COMPANY, L.L.P.



Greenville, South Carolina
July 26, 1999






              Internationally -- Moore Stephens Elliott Davis, LLC
                          870 South Pleasantburg Drive
                        Greenville, South Carolina 29607
                                 (864) 242-3370